                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 14, 2002

                          AMERISOURCEBERGEN CORPORATION
             (Exact name of registrant as specified in its charter)


            Delaware                       1-16671              23-3079390
  (State or other jurisdiction          (Commission           (IRS Employer
of incorporation or organization)       File Number)      Identification Number)

      1300 Morris Drive, Suite 100
            Chesterbrook, PA                                      19087
(Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code:  (610) 727-7000


                                       N/A
         (Former name or former address, if changed since last report.)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

99.1 Statement Under Oath of Principal Executive Officer of AmerisourceBergen Corporation Regarding Facts and Circumstances Relating to Exchange Act Filings

99.2 Statement Under Oath of Principal Financial Officer of AmerisourceBergen Corporation Regarding Facts and Circumstances Relating to Exchange Act Filings

ITEM 9. REGULATION FD DISCLOSURE

On August 14, 2002, R. David Yost, the principal executive officer of AmerisourceBergen Corporation (the "Company"), and Michael D. DiCandilo, the principal financial officer of the Company, submitted sworn statements to the Securities and Exchange Commission pursuant to Commission Order No. 4-460. Their respective sworn statements are attached as Exhibits 99.1 and 99.2 hereto.

                                   SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                  AMERISOURCEBERGEN CORPORATION.


                               By  /s/ William D. Sprague
                                 ------------------------------------------
                               Name: William D. Sprague

                               Title: Senior Vice President, General Counsel and
                                      Secretary

Date:  August 14, 2002